UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2013

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On September 23, 2013, the registrant announced that that its Board of Directors and senior management have initiated a process to identify and consider a range of operational, financial and strategic alternatives to better pursue its growth strategy and that may accelerate the enhancement of value for the benefit of its stockholders.

Item 8.01 Other Events.

On September 23, 2013, the registrant announced that that its Board of Directors and senior management have initiated a process to identify and consider a range of operational, financial and strategic alternatives to better pursue its growth strategy and that may accelerate the enhancement of value for the benefit of its stockholders.

Item 9.01 Financial Statements and Exhibits.

On September 23, 2013, the registrant announced that that its Board of Directors and senior management have initiated a process to identify and consider a range of operational, financial and strategic alternatives to better pursue its growth strategy and that may accelerate the enhancement of value for the benefit of its stockholders.
A copy of the press release is attached hereto as Exhibit 99.1.

The press release attached as Exhibit 99.1 includes “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about potential consideration of strategic alternatives, and the outcome of the Board of Directors' strategic review and evaluation of the Company. All statements other than statements of historical fact included in this press release regarding the Company’s strategies, plans, objectives, expectations, and future operating results are forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. These forward-looking statements involve significant risks and uncertainties, including those discussed in this release and others that can be found in “Item 1A Risk Factors” of the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The registrant is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. No forward-looking statement can be guaranteed and actual results may differ materially from those the registrant projects.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

September 23, 2013	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 23, 2013